                                                                   EXHIBIT 10.31

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                              AMENDED AND RESTATED
                           SUPPLY AGREEMENT NO. 1F088

         THIS AMENDED AND RESTATED SUPPLY AGREEMENT is entered into as of March 26, 2004 (the "Effective Date") by and between Endwave Corporation ("Endwave") and Northrop Grumman Space and Mission Systems Corp., NGST acting through its Northrop Grumman Space Technology Sector ("NGST").

         WHEREAS, Endwave and NGST entered into a Supply Agreement No. 1C450 with an effective date of March 31, 2000, as amended by Amendment No. 02 dated June 05, 2003, which is being further amended and superseded by this Amended and Restated Supply Agreement No. 1F088 as of the Effective Date;

         WHEREAS, Endwave desires to purchase, and NGST desires to provide, the Products as specified in Exhibit 1A to this Agreement and the parties desire to define the terms and conditions under which the same will be furnished;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1
                            DEFINITIONS AND PRIORITY

         1.1 DEFINITIONS: The following words and phrases shall have the meanings set forth below:

         AGREEMENT:    This Supply Agreement between NGST and Endwave including
                       the following Exhibits and Attachments, attached hereto and made a part hereof:

                       Exhibit 1A:   List of Products & Services
                       Exhibit 1B: List of Deliverables, Price, Quantity Commitments, Delivery Schedule and Endwave's Site
                       Attachment A: NGST Document [*]
                       Attachment B: Wafer Processing Price Matrix/Wafer Volume Attachment C: Wafer Test Price Matrix
                       Attachment D: Developmental Lot Price Matrix
                       Attachment E: [*] and
                                     [*] and [*]
                       Attachment F: Logistics Appendix

                                       1.

                       Attachment G: Time and Material Labor Rates
                       Annex 17.4    Settlement of Disputes

         CONTRACT PRICE:    Defined in Section 4.1.

         DELIVERY DATE(S):  Defined in Section 6.1.

         PRODUCTS:          The products described in Exhibit 1A to be supplied
                            by NGST.

         SITE:              Endwave's facility or other location identified in
                            Exhibit 1B as the destination to which
                            transportation is to be arranged for deliverable items.

         NGST PLANT:        Each of the factories or establishments of NGST and
                            its suppliers located in the United States.

         1.2 PRIORITY: In case of any inconsistencies between this Agreement and any of the Exhibits, the text of this Agreement shall prevail.

                                    ARTICLE 2
             SUBJECT MATTER OF SUPPLY; REQUIREMENTS; USE OF PRODUCTS

         2.1 SUPPLY: NGST hereby agrees to sell to Endwave and Endwave hereby agrees to buy from NGST, on and subject to the terms and conditions contained in this Agreement, the Products listed in Exhibit 1A.

         2.2 REQUIREMENTS: NGST agrees to sell Endwave [*] of [*] set forth in Exhibit 1B; provided however, to the extent that Endwave wishes to purchase [*] the [*] of the Products as provided in such Exhibit, NGST[*].

         2.3 USE OF PRODUCTS: Endwave can use, sell and/or market the Products [*] are [*]. For the [*] shall mean[*], and [*] the[*]. Endwave [*] or [*] in a [*] or [*] or [*] of the [*] in [*] or [*] the [*]

                                    ARTICLE 3
                             EFFECTIVE DATE AND TERM

         This Agreement shall be effective and binding on the parties as of the Effective Date and shall remain in force and effect until December 31, 2005, unless the parties hereto choose to extend the term of this Agreement (the period between the Effective Date and the termination of this Agreement shall be hereinafter referred to as the "Term").


CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

                                    ARTICLE 4
                              CONTRACT PRICE, TAXES
                  TRANSPORTATION, EXPENSES AND CHARGES, ORDERS

         4.1 PRICE: Endwave shall pay NGST for the performance of NGST's obligations hereunder, the prices for Products stated in Exhibit 1B in accordance with the provisions of Article 5. The aforementioned price is hereinafter referred to as the "Contract Price."

         4.2 TAXES: All taxes (excluding income, but including stamp, withholding, value added and turnover taxes), duties, fees, charges, or assessments of any nature levied by any governmental authority in connection with this transaction, whether levied against Endwave or NGST, or employees of NGST as a result of Products provided by NGST under this Agreement, [*] for [*] and [*] by [*] to[*]. If NGST is required by law or otherwise to pay any such levy and/or fines, penalties, or assessments in the first instance, or as a result of Endwave's failure to comply with any applicable laws or regulations governing the payment of such levies by Endwave, as NGST's exclusive remedy for claims under this Section 4.2, the amount of any payments so made by NGST shall be reimbursed by Endwave to NGST upon submission of NGST's invoices and written documentation justifying NGST's invoices.

         4.3 TRANSPORTATION EXPENSES: [*] for [*] of [*], and [*] the [*] and [*] for [*] in [*] the [*] of [*] from the [*] to the[*].

         4.4 ORDERS: For its convenience, Endwave may obtain Products pursuant to a Common Purchase Order method or a Supplier Managed Inventory with Consignment method as specified in Attachment F herein. [*] of [*], Endwave [*] an [*] in [*] to [*]. Unless otherwise specified in Attachment F herein, Endwave shall use forms to order Products or to specify subsequent changes to Products which reference this Agreement and specify the desired delivery date or dates for Products ("Orders"). Any such order form shall not contain any preprinted or written terms and conditions, and, to the extent that it does, Endwave and NGST hereby agree that such terms and conditions of sale shall not be binding on the parties and that only the terms and conditions contained in this Agreement shall govern any sale between the parties regarding the Products.

         4.5 ACCEPTANCE OF ORDERS: Unless otherwise specified in Attachment F herein, NGST shall use reasonable commercial efforts to accept and supply all Orders for Products which Endwave submits hereunder, and unless otherwise agreed, NGST shall deliver Products so ordered on or before the delivery dates or during the performance periods specified in each Order. All preprinted terms and conditions contained in any Order are superseded by the terms and conditions of this Agreement. [*] have [*] to [*] and [*] be [*] to[*], unless [*] (i) for [*] in [*] hereto or [*]; (ii) for [*] of [*] in [*] of the [*] in [*] hereto or [*]; or (iii) that [*] a [*] which is [*] from the [*] of [*]; provided, however, that [*] up [*] as [*], which will be [*] of the [*] and which [*], and which [*]. Any [*] in [*] to[*]. Such [*] a [*] as [*] in [*].

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

         4.6 ORDER PROCEDURE: NGST shall give Endwave written notice of its acceptance or rejection of any Order within five (5) working days after receipt of such Order. If NGST rejects any such Order, it shall specify in such notice the reasons for rejection.

         4.7 SALES FORECASTS: Endwave shall provide NGST real time access to the forecast of its anticipated purchasing needs as specified in Attachment F herein. The parties agree that such forecasts are only best estimates and shall not be regarded as binding upon the Endwave under any circumstances.

                                    ARTICLE 5
                                     PAYMENT

         For shipments made under the Supplier Managed Inventory with Consignment method, as specified in Attachment F herein, payments shall be made as follows:

         a) [*] from the [*] will [*], the [*] as [*] on [*] of the [*] and [*] on the [*] of the [*] and the [*] as [*] on the [*] of the [*] and [*] on the [*] of the [*].

         b) The [*] for [*] the [*] of [*] will [*] on the [*] of the [*] and will [*] on the [*] of the [*] and the [*] for the [*] of [*] will [*] on the [*] of the [*] and [*] on the [*] of the [*]. [*] the [*], Endwave [*] a [*] for [*] the [*].

         c) The [*] for [*] and [*] the [*] the[*]. During the Payment Period, Endwave shall make payments to NGST by mail or electronic funds transfer (EFT) of immediately available funds as follows:

         By Mail:                              By EFT:

         Northrop Grumman Space & Mission      JP Morgan Chase Bank, New York
         Systems Corp. - ST                    ABA Number: 021000021
         P.O. Box 601040                       Account Number: 323397387
         Los Angeles, California, 90060-1040,  Account Name: Northrop Grumman
             USA                               S&MS Corp. - Space Technology

         For shipments made via Common Purchase Order method or other charges, if any, provided for in this Agreement, terms shall be [*] after receipt of NGST's invoice. Payment shall be made via mail or electronic funds transfer
(EFT) as specified above.

         For [*] the [*], Endwave [*] a [*] the [*] to [*] of the [*] is[*].

                                    ARTICLE 6
        SHIPMENT, TITLE, AND RISK OF LOSS; EXPORT OF PRODUCTS; ACCEPTANCE

         6.1 DELIVERY OF PRODUCTS: Unless otherwise specified in Attachment F herein, NGST shall place Products in the possession of the carrier at a time and date reasonably calculated to

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

effect delivery to Endwave on or before the date or dates specified in each Order therefore ("Delivery Dates") for delivery to Endwave, F.O.B. NGST Plant, to the Site specified in Exhibit 1B. NGST shall arrange for shipment of Products by common carrier to the Site.

         6.2 PROTECTION AND PACKING OF THE PRODUCTS: NGST shall arrange to have all Products suitably packaged in accordance with good commercial practices. Unless otherwise provided, all packing containers used by NGST shall be non-returnable.

         6.3 RISK OF LOSS AND TITLE: Unless otherwise specified in Attachment F herein, title and risk of loss for Products shall pass to Endwave on delivery to the carrier at the NGST Plant, notwithstanding any provisions for payment of freight or insurance by NGST, or the form of shipping documents, or the breach or default by NGST at the time of loss. Title and risk of loss of Products sent to NGST for adjustment shall remain with Endwave until such are received by NGST.

         6.4 SHIPPING DOCUMENTS: After Products have been shipped, NGST shall deliver to Endwave one (1) copy of the signed Bill of Lading.

         6.5 EXPORT OF PRODUCTS: All sales hereunder shall at all times be subject to the export control laws and regulations of the United States government and any amendments thereto. Endwave agrees that it shall not make any disposition, by way of transshipment, re-export, diversion or otherwise, except as such laws and regulations may expressly permit, of Products, other than in and to the ultimate country of destination specified in this Agreement or any Order placed hereunder. Endwave agrees that it shall not knowingly sell, transfer, or deliver, directly or indirectly, any part or portion of the Products or related documentation supplied by NGST pursuant to this Agreement to any person or organization in any country where such sale, transfer, or delivery by Endwave would be prohibited by law or regulation now or hereafter in effect which imposes any restrictions on United States trade with foreign countries. NGST shall furnish ECCN classifications for Products upon request.

         6.6 ACCEPTANCE: Unless otherwise specified in Attachment F herein, a signed air bill or other common carrier documentation indicating receipt by Endwave constitutes proof of delivery; Endwave will accept Products that conform to the applicable Order within two (2) business days of receipt or be deemed accepted thereafter. Such acceptance shall be definitive and final in all cases, absent fraud. Following such acceptance, Endwave's only remedy for defective Products shall be as provided in Article 7, Warranty.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

                                    ARTICLE 7
                                    WARRANTY

         7.1      WARRANTY:

                  (a)      [*] that [*] for [*] of [*] of [*] to [*], or [*] a
[*] of [*] of [*] with [*] than [*] from [*] of [*] by [*] of [*] of [*], at [*]
or [*] with [*], in [*] from [*] and [*]; provided that [*] is of [*] in [*] for [*] is [*] in [*]. The [*] is [*] on a [*] of [*] the [*], i.e. [*] of the [*]
are allowed [*]. If [*], the [*] is [*] make [*] or [*] at [*] for [*] to the [*] at the [*] the [*] was [*] when [*] to [*] and [*] at its [*] and [*] of such [*]. [*] which are [*] by [*] as [*] the [*] of [*] the [*]. The [*] in this [*] does [*] (i) to [*] which [*] or are [*] to [*] or [*] by the [*] in a [*] or [*] to [*] and [*] in [*] at the [*] are [*] to the [*]; or (ii) to [*]
are [*] by the [*] or [*] than[*].

                  (b) NGST warrants that title to all Products delivered to the Endwave hereunder will be free and clear of all liens, encumbrances, security interests and other restrictions.

         7.2 EXCLUSION: OTHER THAN THE WARRANTIES SET FORTH IN SECTION 7.1 HEREOF, NGST DOES NOT MAKE ANY WARRANTY, GUARANTEE OR MAKE ANY REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, WHETHER ARISING BY LAW, CUSTOM, CONDUCT OR USAGE OF TRADE, AND THE RIGHTS AND REMEDIES PROVIDED HEREIN ARE EXCLUSIVE AND IN LIEU OF ANY OTHER RIGHT OR REMEDIES.

                                    ARTICLE 8
                                     DELAYS

         8.1 FORCE MAJEURE: No failure or omission on the part of either party to carry out or observe any of the terms or provisions of this Agreement or any Order hereunder (except the payment of money) shall be deemed a breach of this Agreement or such Order if same shall arise or result from force majeure or from any cause reasonably beyond the control of Endwave or NGST, as the case may be, including but without limitation, acts of God, acts (including delay or failure to act) of any governmental authority (de jure or de facto), war (declared or undeclared) riot, revolution, fires, labor disputes, sabotage or epidemics. Should such delay occur, the date or dates of performance by the affected party shall be extended for a period equal to the number of days during which performance is so delayed. The affected party shall give the other party written notice of such delay within five (5) working days after identification of the delay.

         8.2 NGST DELAYS: [*] in [*], if [*] that is [*] for reasons set out] in [*] or [*]) to [*] to [*] on the [*] of such [*], which [*] the [*] on which [*] be able to [*] such [*] to[*]. If the [*] by [*] is [*] the [*] the [*], to [*] its [*] for such [*], by [*] of [*] within [*] of [*] of [*] of [*].

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.

To the [*] that there are [*] (as [*] in[*]) or [*] as [*] in [*], there [*] be made [*] to the [*] and [*] hereof.

                                    ARTICLE 9
                            TRANSFERS AND ASSIGNMENTS

         9.1 TRANSFER: Neither party shall, without the consent in writing of the other party, which shall not be unreasonably withheld, assign or transfer this Agreement or the benefits or obligations thereof or any part thereof to any other person other than a subsidiary wholly owned by such party; provided that this shall not affect any right of either party to assign, either absolutely or by way of charge, any moneys due or to become due to it or which may become payable to it under this Agreement; further provided, that no consent shall be necessary to the extent that either party is acquired by merger or other acquisition or either party sells all or substantially all of its assets to a third party.

         9.2 RELEASE OF OBLIGATIONS: No assignment or transfer of any right or duty hereunder by either party shall constitute a novation or otherwise release or relieve such party of its obligations hereunder.

                                   ARTICLE 10
                                     DEFAULT

         10.1 EVENT OF DEFAULT: An Event of Default on the part of either party shall exist under this Agreement if:

                  (a) Such party [*] the [*] any [*] to be [*] hereunder [*] and [*] and [*] goes [*] for [*] of [*] of[*]; or

                  (b) Such party [*] its [*] (as the [*] hereunder) specified in [*] hereof [*] the [*] hereof, or [*] to [*] to be [*] by it [*] of this [*] the [*] or [*] from the [*] that such [*] has [*]; provided, however, [*] to [*] this [*] for [*] so [*] as [*] is [*] by [*] in a [*] that [*] that
[*] in [*] to [*] to [*] its [*] for [*] or [*] (as [*] by[*]), and [*] to [*]
in [*] such[*].

         10.2 REMEDIES AVAILABLE FOR DEFAULT: Subject to other provisions hereof which expressly limit the remedies available hereunder, if an Event of Default as defined in Section 10.1 exists on the part of either party, then the other party may terminate this Agreement upon giving written notice of termination and pursue any other remedies available at law or in equity.

                                   ARTICLE 11
                             LIMITATION OF LIABILITY

         11.1 LIMITATION OF LIABILITY: NGST's liability on any claim of any kind (excluding bodily injury or death), whether based on contract, warranty, tort (including negligence), strict

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       7.

liability or otherwise, for any loss or damage arising out of, connected with, or resulting from this order, or from the performance or breach thereof, or from all Products covered by or furnished under this Agreement or any Order thereunder, shall in no case exceed the price of the specific individual Product which gives rise to the claim.

         11.2 DAMAGES: In no event shall either party be liable for any special, indirect, incidental or consequential damages, however caused, whether by such party's sole or concurrent negligence or otherwise, including but not limited to costs and expenses incurred in connection with labor, overhead, transportation, installation, or removal of Products or substitute facilities or supply sources.

                                   ARTICLE 12
                                     NOTICES

         All notices, requests, consents, and other communications required or permitted to be given under this Agreement must be in writing and mailed by registered or certified mail to the other party at its respective business address as follows:

If to NGST:            Northrop Grumman Space Technology
                       One Space Park
                       Redondo Beach, California 90278
                       Attention:     [*]
                       Mail Station:  D1/1024
                       Phone:         [*]
                       FAX:           [*]

If to Endwave:         Endwave Corporation
                       6425 Capitol Avenue, Bldg. 2
                       Diamond Springs, CA 95619
                       Attention:     [*]
                       Phone:         [*]
                       Fax:           [*]

                                   ARTICLE 13
                            CONTRACT CHANGE PROCEDURE

         13.1 CHANGES: Any changes to this Agreement after the Effective Date which relate to: (i) the deletion of Products; (ii) adding additional Products; (iii) changing or modifying Products; or (iv) making other changes which do not materially alter the scope of this Agreement shall be made in accordance with the procedures set forth in this Article 13.

         13.2 CONTRACT CHANGES: On an annual basis, the parties shall revisit the maximum supply commitments and pricing of the Products, as well as the quantity of Hot Lots permitted

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       8.

hereunder. Based on changes in Endwave's contracts and production forecasts, the parties may, but shall not be obligated to, negotiate changes to the production commitments.

         13.3 CONTRACT CHANGE NOTICE: If the parties decide to implement a change request, a standard form Contract Change Notice ("CCN") shall describe the change. Execution of a CCN by both parties shall constitute a modification hereof and shall be binding on both parties hereto.

         13.4 EXCEPTION: Substitutions relative to Products which are purchased items not manufactured by NGST may be made by NGST without the consent of Endwave if such substitutes are of like quality and are available at the same or lower cost to Endwave.

                                   ARTICLE 14
                              INTELLECTUAL PROPERTY

         14.1     PROPRIETARY INFORMATION. For the purpose of this Agreement:

                  (a) "Proprietary Information" shall mean all drawings, documents, ideas, know-how and other information supplied by one party to another (whether disclosed orally, or in documentary form, by demonstration or otherwise) for the purpose of achieving the objectives of this Agreement.

                  (b) "Proper Use" shall mean use of the Proprietary Information solely by the recipient for the objectives of this Agreement.

         14.2 NONDISCLOSURE. All Proprietary Information furnished shall remain the property of the disclosing party and shall be treated by the recipient in strict confidence, shall not be used except for Proper Use, shall be disclosed by the recipient only to persons within the recipient's company (including companies directly or indirectly more than fifty percent (50%) owned or controlled by the recipient) who are directly concerned in the Proper Use, and shall not be disclosed to consultants or by the recipient to any other party without the disclosing party's prior written consent, except for Proprietary Information that was:

                  (a)      In the public domain at the time it was disclosed; or

                  (b) Known to the recipient without restriction at the time of receipt; or

                  (c) Published or becomes available to others without restriction through no act or failure to act on the part of the recipient; or

                  (d) Known to the recipient from a source other than the disclosing party without breach of this Agreement by the recipient; or

                  (e) Subsequently designated by the disclosing party in writing as no longer proprietary; or

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       9.

                  (f) Independently developed by the recipient without reference to the Proprietary Information; or

                  (g) Disclosed after five (5) years from the date of delivery by the disclosing party to the recipient, which five (5) year period shall survive the termination of this Agreement; provided, however, that if Endwave, as a result of an agreement with a customer, requires a longer nondisclosure period, the parties shall agree to such longer nondisclosure periods with regard to Proprietary Information applicable to such customer's contract.

If any portion of Proprietary Information falls within any one of these exceptions, the remainder shall continue to be subject to the foregoing prohibitions and restrictions. The recipient of Proprietary Information shall inform its employees of the confidential nature of the Proprietary Information and shall prohibit them from making copies of any of it except where such copies are necessary for the purposes of Proper Use, unless agreed upon by the disclosing party. The recipient of Proprietary Information shall exercise the same degree of care in protecting such Proprietary Information as it takes to preserve and safeguard its own proprietary information, and in no event less than a degree of care a reasonable recipient would use to protect its own proprietary information.

         14.3 MARKING. Proprietary Information made available in written form by one party to the other party shall be marked with the legend:

                        "ENDWAVE PROPRIETARY INFORMATION"

                  or -  "NGST PROPRIETARY INFORMATION"

as the case may be, or an equivalent conspicuous legend. No sheet or page of any written material shall be so labeled which is not, in good faith, believed by the disclosing party to contain Proprietary Information. A recipient of Proprietary Information hereunder shall have no obligation with respect to any portion of any written material which is not so labeled or any information received orally unless it is identified as proprietary and a written summary of such oral communication, specifically identifying the items of Proprietary Information, is furnished to the recipient within thirty (30) days of such disclosure.

         The individuals identified below are the only persons authorized to receive Proprietary Information on behalf of the parties:

For Endwave: [*]

For NGST:    [*]

By written notice to the other parties, these representatives may be replaced by another person from the same party.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      10.

         14.4 COMPENSATION. The parties shall not be obligated to compensate each other for the transfer of any Proprietary Information under this Agreement and agree that no warranties of any kind are given with respect to such Proprietary Information or any use thereof. No license is hereby granted under any patent, trademark or copyrights with respect to any Proprietary Information.

         14.5 SURVIVAL. The obligations of the parties concerning confidentiality set forth in this Article 14 shall survive termination or completion of this Agreement.

         14.6     [*] of [*] and [*] for [*] of [*] (as [*] in [*] or [*] by[*].

         14.7 [*] to its [*] for [*] also [*] to [*] and [*] for [*] to its [*] for [*] in this [*], for those [*] for which [*] to [*] on [*] of [*], the [*] on [*].

                                   ARTICLE 15
                                 INDEMNIFICATION

         15.1 INDEMNIFICATION BY NGST: To the extent that any Products to be furnished under this Agreement are not to be made in accordance with drawings, samples, or manufacturing specifications designated by Endwave, but rather are the design of NGST, NGST agrees that it shall, at its own expense and at its option, defend or settle any claim, suit, or proceeding brought against Endwave, based on an allegation that the Products furnished under this Agreement constitute a direct or a contributory infringement of any claim of any patent, mask work, copyright or any other intellectual property right. This obligation shall be effective only if Endwave shall have made all payments then due and if NGST is notified of said allegation promptly in writing and given authority, information, and assistance for the settlement or defense of said claim, suit, or proceedings. NGST shall pay all damages and costs assessed in such suit or proceedings. In the event of a final adjudication by a court of competent jurisdiction that its Products or any part thereof infringes or violates any third party intellectual property right or if the use or sale thereof is enjoined, or if the provisions of any negotiated settlement agreement prohibit the use of the Products, NGST shall at its sole option and its own expense, either:

                  (1) Procure for Endwave the right to continue using the Product; or

                  (2) Replace the Products with substantially equivalent non-infringing Products; or

                  (3) Modify the Products so they become non-infringing but substantially equivalent; or

                  (4)      To the extent that the options set forth in Clauses
                           (1), (2) and (3) are not reasonably available, terminate the Endwave's right to use the Product and

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      11.

                           return to the Endwave a pro-rata portion of the price originally paid by Endwave to NGST represented by the remaining useful life of the Product as a percentage of the total useful life.

The foregoing indemnity does not apply to the following:

                  (1) Infringement by a combination of Products furnished under this Agreement with other products not furnished hereunder unless NGST is a contributory infringer;

                  (2) Infringement resulting from changes or modifications made to or from the Products by the Endwave; and

                  (3) Any settlements of a claim, suit, or proceeding made without NGST's written consent.

The foregoing states the entire liability of Seller with respect to infringement or violation of third party intellectual property rights in connection with Products furnished under this Agreement.

         15.2 INDEMNIFICATION BY ENDWAVE: To the extent that any Products to be furnished under this Agreement are to be made in accordance with drawings, samples, or manufacturing specifications designated by Endwave and are not the design of NGST, Endwave agrees to defend, indemnify and hold NGST harmless to the same extent and subject to the same requirements as set forth in NGST's indemnification of Endwave as set forth in Section 15.1 above.

                                   ARTICLE 16
                                  MISCELLANEOUS

         16.1 HEADINGS: The headings and titles to the articles, sections, and paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

         16.2 REMEDIES: Unless otherwise expressly provided herein, the rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, at law or in equity, and exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

         16.3 MODIFICATION AND WAIVER: No cancellation, modification, amendment, deletion, addition, or other change in the Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      12.

         16.4 ENTIRE AGREEMENT: This Agreement supersedes all other agreements, oral or written, heretofore made with respect to the subject hereof, and the transactions contemplated hereby and contains the entire agreement of the parties.

         16.5 SEVERABILITY: Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of the Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that the Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

         16.6 CONTROLLING LAW: All questions concerning the validity and operation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of California applicable to contracts entered into and wholly to be performed in such jurisdiction. The UN Convention on the Sale of Goods will not apply to this Agreement.

         16.7 SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and for the benefit of NGST and Endwave and their respective successors and assigns. This provision shall not be deemed to expand or otherwise affect the limitation on assignment and transfers set forth in Article 9 and no party is intended to or shall have any right or interest under this Agreement, except, as provided in Article 9.

         16.8 COUNTERPARTS: This Agreement has been executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

         16.9 LANGUAGE: If a translation of this Agreement is required or otherwise made, the English version shall be the official version and shall control in the event of differences. All communications relating to this Agreement shall be in English.

         16.10 NEGOTIATED TERMS: All terms of this Agreement were negotiated between the parties at arm's length. The parties agree that in the event a dispute arises in connection with this Agreement, the terms contained in this Agreement shall be given their plain meaning, and that no term shall be construed in favor of one party over the other by virtue of one party having drafted a term in this Agreement.

         16.11 RELATIONSHIP BETWEEN THE PARTIES: The parties hereto are independent contractors and each will conduct its business hereunder solely as a principal for its own account. Nothing in this Agreement will be deemed to create an agency, employment, partnership, fiduciary or joint venture relationship between the parties. Neither party has, and nor will it represent to any third party that it has, the power or authority as agent, employee or in any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of the

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      13.

other party for any purpose whatsoever. There are no third party beneficiaries under this Agreement.

                                   ARTICLE 17
                  JURISDICTION; SERVICE OF PROCESS; ARBITRATION

         17.1 JURISDICTION Without derogation of the arbitration provisions set forth in this Article 17, if a party has a legitimate need to seek relief from a court of law (i.e., to seek injunctive relief or to enforce an arbitration award), then each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of or in connection with this Agreement shall be brought exclusively in the United States District Court for the Central District of California or, if such court does not have jurisdiction or will not accept jurisdiction, venue of any court of general jurisdiction in the County of Los Angeles, California; (ii) consents to the jurisdiction and venue of any such court in any suit, action or proceeding; and
(iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court. The parties expressly acknowledge that this Section 17.1 is merely a venue provision, and will not derogate, detract from or alter, in any way, the parties' agreement with respect to arbitration as provided in this Article 17

         17.2 SERVICE OF PROCESS Each of the parties agrees that any service of any process, summons, notice or document by US registered mail to such party's respective address set forth in Article 12 shall be effective service of process for any suit, action or proceeding in California with respect to any matters for which it has submitted to jurisdiction pursuant to Section 17.1 above.

         17.3 [*] and [*] that by [*] this [*] they are [*] to a [*] with [*] to any [*] to or [*] of[*].

         17.4     SETTLEMENT OF DISPUTES: Except as expressly provided in
Section 17.1 hereof, all disputes, differences or claims arising out of or relating to this Agreement or the performance, enforcement, breach, termination or validity thereof shall be resolved as set forth in Annex 17.4 hereto.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      14.

IN WITNESS WHEREOF, the parties have executed this Agreement in English as of the date and year first set forth above.

                                     ENDWAVE CORPORATION

                                     By: [*]
                                          [*]
                                          Senior Vice President

                                     NORTHROP GRUMMAN SPACE &
                                     MISSION SYSTEMS CORP.

                                     By:__________________________

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      15.

                                   EXHIBIT 1A

                           LIST OF PRODUCTS & SERVICES

1a. [*] wafers utilizing the following process technologies (Application frequency refers to frequency of transmission of end product):

Technology                           Application
----------                           -----------
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]

         Standard wafer processing with die thickness of [*] will be utilized. Wafers will be screened via standard Process Control Monitors ("PCM"). All PCM good wafers will be delivered to Endwave and Endwave will accept delivery.

1b.      [*] in [*] a [*] of [*] will be [*] on a [*] at the [*] of the[*].

1c.      [*] to [*] will be [*] on a [*] at the [*] of the[*].

1d. Developmental Multiproject Masks "Pizza Mask" wafers will be quoted on a case-by-case basis at the sole discretion of the Seller.

1e. Nonstandard/Special Handling Wafers are defined as those that do not fully comply with the standard foundry design rules (i.e. foundry design and layout rules) or outside of standard processing practices and will be quoted on a case-by-case basis at the sole discretion of the Seller.

1f. MMICs to be offered include those subject to Paragraph 1a of this exhibit and which fall into one of the following categories:

         - [*] for [*] as [*] for [*] that are [*] or [*] to [*] will be [*] on a[*].

         -  [*] which were [*] and [*] for the [*] and [*]

         -  Endwave [*] for [*]. Does [*] as [*] in [*]

         -  [*]

         Other products will be offered on a case-by-case basis

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      16.

                           LIST OF PRODUCTS & SERVICES

2. NGST Telecom Standard Products Chips. Various Standard Product Chips available from the Standard Products Catalog may be purchased in small quantities, i.e., quantities requiring fewer chips than one wafer lot yields.

3.       The [*] is [*] this [*].

4. Design, development and startup of [*]. The [*] and [*] and [*] are [*] in [*] and [*] and[*].

5. Time & Material (T&M) engineering support for failure analysis, device troubleshooting, mask layouts, and related support, shall be billed per the hourly rates per Attachment G herein. Material shall be billed as incurred.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      17.

                                   EXHIBIT 1B

                          PRICE, QUANTITY COMMITMENTS,
                      DELIVERY SCHEDULE AND ENDWAVE'S SITE

A.       PRICE:

         - Wafer processing pricing per Attachment B: Wafer Processing Price Matrix/Wafer Volume

         -        Wafer test pricing per Attachment C: Wafer Test Price Matrix
                  ($/Wafer)

         - Developmental Wafer prices per Attachment D: Developmental Lot Price Matrix

         - Multi-project Masks "Pizza Masks" Wafer prices will be quoted on a case by case basis

         - Special Handling Wafer prices will be quoted on a case by case basis

         -        [*] and [*] per [*] and [*] and [*]

         - Time & Material (T&M) Rates per Attachment G: Time and Material (T&M) Labor Rates

B.       [*]:
         As per[*].

C.       [*]:
         [*] of [*] of each [*] per [*] for [*] and [*] be [*] on[*].

D.       DELIVERY SCHEDULE:

         [*] in [*] herein, [*] is [*] from [*] of [*] per [*] be [*] as [*], which will be [*] in [*] from [*] of [*].

E.       NEW PRODUCT DESIGNS:

         Endwave will pay the direct costs for engineering services and the cost of layout design, fabricating engineering masks/"Pizza Masks" and testing under time and material pricing specified in Attachment B.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      18.

                          PRICE, QUANTITY COMMITMENTS,
                      DELIVERY SCHEDULE AND ENDWAVE'S SITE

F. LONG TERM WAFER HOLDS (DOES NOT APPLY TO CONSIGNMENT PRODUCTS, REFER TO ATTACHMENT F):

         At the written direction of the Endwave, Seller will hold in process wafers not to exceed [*] of [*] at any [*] the [*] below:

         -  [*] of [*]
         -  [*] of [*]

         Seller will hold product at the intermediate process step specified above for up to [*]. At that time, Endwave will either authorize processing to the next step or Endwave will pay cancellation charge equal to the list price of the Product, as specified in Exhibit 1B, multiplied by the percent to cancel the Order as follows:

         -  [*] at [*] of [*]
         -  [*] at [*] of [*]

G.       SITE
         Billing/Corporate:
         776 Palomar Avenue (after April 26, 2004)
         Sunnyvale CA 94085

         [Prior to April 26, 2004:
         990 Almanor Avenue
         Sunnyvale, CA 94086]

         Or

         Deliveries:

         6425 Capitol Avenue, Bldg 2
         Diamond Springs, CA 95619

         Or

         Engineering/Procurement:
         1 Technology Drive
         Andover, MA 01810

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      19.

                         ATTACHMENT A: NGST DOCUMENT [*]

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      20.

            ATTACHMENT B: WAFER PROCESSING PRICE MATRIX/WAFER VOLUME

         [*] WAFER PROCESSING PRICING TABLE

TECHNOLOGY                                                    [*] BASE PRICE PER WAFER
----------                                                    ------------------------
   [*]                                                                   [*]
   [*]                                                                   [*]
   [*]                                                                   [*]
   [*]                                                                   [*]
   [*]                                                                   [*]

[*]: The [*] for [*] is [*] to [*].

[*]: A [*] will be [*] to the [*] from the [*].

[*]: The [*] the [*] for [*] will be [*] to [*].

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      21.

                 ATTACHMENT C: WAFER TEST PRICE MATRIX ($/WAFER)

           TEST METRIC          [*]
           <300                 [*]
           301 - 600            [*]
           601 - 1200           [*]
           1201 - 2400          [*]
           2401 - 3000          [*]
           >3000                [*]

         The Test Metric is calculated as follows: Number of Sites per Wafer x Number of Test Passes

         This table is for production testing only. Design mask set and diagnostic testing are covered under the Attachment G herein.

         [*]

[*]        [*]       [*]       [*]       [*]           [*]       [*]         [*]             [*]                [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]
[*]        [*]       [*]       [*]             [*]        [*]         [*]             [*]          [*]             [*]

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      22.

                  ATTACHMENT D: DEVELOPMENTAL LOT PRICE MATRIX

TECHNOLOGY                                                            [*] BASE PRICE PER LOT
----------                                                            ----------------------
   [*]                                                                          [*]
   [*]                                                                          [*]
   [*]                                                                          [*]
   [*]                                                                          [*]
   [*]                                                                          [*]

Deliverable: [*] of [*] completely processed and tested wafers that pass PCM specifications.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      23.

                                  ATTACHMENT E
                             [*] NRE AND [*] AND [*]

Table 1 -   NRE & [*]

                                                                                                 PRODUCTION
                                                                                                    START
                                                                          NRE PRICE/PAYMENT     PRICE/PAYMENT
                         ITEM/TASK DESCRIPTION                                 MILESTONE          MILESTONE
-----------------------------------------------------------------------   -----------------     -------------
[*] of [*] to [*] at [*] as [*] as [*] of [*] for [*] and [*] that [*].       [*] of [*].

[*] of [*] the [*] and [*] for the [*] in the [*]. The [*], and [*] are [*] that [*] has [*] and[*]. The [*] and [*] are [*] that [*] has [*] and [*], however, [*] that it will [*] being [*] as having the [*] and [*] to any [*], without [*] that it will [*] the [*] for [*] and [*] for any [*] than[*].

Table 2 - Prototype Parts

PART                                              PRICING
----                                    -----------------------------
[*]                                     [*] by [*]
[*]                                     [*] by [*] will be [*] on[*].
[*]                                     [*] by [*] will be [*] on[*].

Note: Table 2 of Attachment E addresses pricing for prototype parts needed to support Endwave's prototyping and qualification activities.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      24.

                        ATTACHMENT F - LOGISTICS APPENDIX

1.       SCOPE AND OBJECTIVE

         The object of this Logistics Appendix is to identify the procedures for forecasting, ordering, shipping and invoicing the Products listed in
         Schedule 1 to this Logistics Appendix ("Schedule 1") between Endwave and NGST in order to specify the procedures unique to that particular site which are not otherwise covered by the Agreement.

         In the case of any inconsistencies between this Logistics Appendix and the Agreement, the text of the Agreement shall prevail.

         This Logistics Appendix shall not create any obligation for Endwave to purchase any particular quantity of Products from NGST until the initial order has been placed for the Products by LOCAL Endwave.

         The Parties acknowledge that this Logistics Appendix does not govern the forecasting, ordering, shipping or invoicing logistics for any sites of Endwave or NGST other than Endwave's manufacturing site located in SUNNYVALE, CA, DIAMOND SPRINGS, CA, OR ANDOVER, MA and NGST's facilities located at NORTHROP GRUMMAN SPACE TECHNOLOGY, ONE SPACE PARK, REDONDO BEACH, CA 90278, USA or any other NGST designated facility. In addition, the Parties acknowledge that this Logistics Appendix does not govern the forecasting, ordering, shipping or invoicing for any products other than those Products listed in Schedule 1 to this Logistics Appendix.

2.       FORECASTING

         2.1      FORECAST

         Endwave agrees to provide real time access to the forecast of its anticipated purchasing needs to the NGST, in order to permit NGST to plan for an adequate manufacturing capacity.

         The forecast provided by Endwave to NGST shall not be regarded as binding upon Endwave under any circumstAnces.

         The forecasting principles (e.g. existence, content, time period and method of the forecast) for each Product will be managed in a mutually agreed way.

         2.2      COMMITMENT TO FORECAST

         Under the operation of Supplier Managed Inventory (as outlined in Clause 3.2 of this Logistic Appendix), NGST will operate and manage consignment stock at Endwave's factory. Stock levels will be maintained by NGST between the minimum and maximum levels as defined in Schedule
         1. There is no requirement for NGST to maintain any buffer stock at its facilities as in regards to the Products in the consignment stock.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      25.

3.       INBOUND LOGISTICS MODES OF OPERATION

         3.1      STANDARD PURCHASE ORDER

         In addition to obtaining Products pursuant to the model described in Clause 3.2 of this Logistics Appendix, Endwave shall have the option to order Products from NGST under the Common Purchase Order method as specified in Section 4.4 of the Agreement, in such instances, Endwave shall submit single purchase orders to NGST for the purchase of Products.

         3.2      SUPPLIER MANAGED INVENTORY (SMI) WITH CONSIGNMENT

         3.2.1    DEFINITION

         Supplier Managed Inventory with Consignment is a mode of operation in which NGST commits to control inventory between Minimum and Maximum levels specified in Schedule 1 and to deliver Products to Endwave's site specified herein. The ordering and other communication between Endwave and NGST will be managed in a mutually agreed way.

         Consigned Products are held on Endwave's premises but owned by NGST.

         The title of all consigned Products shall transfer to Endwave when the Product is removed from consignment inventory.

         3.2.1.1  [*]

         [*] in the [*] at [*] than [*] from [*] of [*] from [*] will be [*] by [*]. A [*] or [*] by [*] of [*] will [*] and [*] for [*] by [*] than
         [*] from [*] of [*] from[*].

         3.2.1.3  Stranded Work-In Process

         In the event that Endwave wishes to reduce the "Maximum" level of inventory required for a Product, NGST shall have the right to invoice Endwave for actual manufacturing costs associated with NGST's work in process inventory for the Product (the "Stranded Cost Reimbursement"). For each product listed on Schedule 1, NGST shall have a one-time right to such reimbursement. In no event shall the amount of the Stranded Cost Reimbursement exceed 75% of purchase price per Product multiplied by the maximum stock levels inventory from Schedule 1. Any amounts due under the Stranded Cost Reimbursement shall be in addition to amounts invoiced for all units held at Endwave longer than [*] due NGST under 3.2.1.1.

         NGST reserves the right to enter Endwave's consigned facilities with a 48-hour prior notice to Endwave and during normal business hours.

         NGST, at Endwave's consignment facilities, may perform quarterly inventory counts. At year-end, Endwave shall supply NGST with a written confirmation of inventory balances. For quarterly confirmation purposes, inventory on hand at Endwave's

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      26.

         consignment facilities as of 5:00 p.m. at Endwave's time will be considered NGST inventory.

         3.2.2    DESCRIPTION OF THE MODE OF OPERATION

         NGST is responsible for evaluating Endwave's inventory parameters and current inventory on hand and making decisions whether NGST needs to replenish the consigned inventory held on Endwave's premises or not. It is the responsibility of NGST to maintain inventory levels within the parameters. Inventory information is sent regularly by Endwave and contains Min/Max inventory parameters, Inventory on Hand in the consignment and last receipts information. Endwave will furnish Inventory Reports to NGST on a mutually agreed basis. For accounting and bookkeeping purposes Endwave will raise a frame order for all Products held in the consignment.

         Upon receipt of Products at Endwave's site, Endwave shall perform top and bottom side inspection of Products. This inspection will verify bottom side metalization and top side obvious defects to insure that receipt of Products are acceptable from a mechanical stand point and that no physical damage exists. Endwave will advise NGST of any defects within 2 business days of receipt, after which time the Products shall become consigned Product. Endwave will physically hold the consigned Products on its premises Endwave shall take care of the day-to-day materials handling. Endwave is responsible for insuring the consigned Products. Endwave shall provide evidence of such insurance coverage to NGST thirty (30) days after execution of a contract amendment implementing this Logistics Appendix. Endwave is responsible for miscalculations of the units by Endwave and all loss or damage caused to the Products after they have been loaded for shipment at NGST's facilities until Endwave removes the Products from the consignment stock. NGST is responsible for miscalculations of the units by NGST and any loss or damage caused to the Products before the Products are loaded for shipment.

4        FLEXIBILITY AND TERMS OF REPLENISHMENT

         NGST is committed to maintain its ability to replenish the Products according to the Flexibility Schedule agreed between Endwave and NGST and specified in Schedule 1. The flexibility requirements define the quantity of Products above the given basic level NGST shall be ready to replenish. The given level can be based on Endwave's manufacturing capacity, on Endwave's forecast, or as otherwise defined by Endwave.

         Schedule 1 specifies the basic level flexibility requirement and the flexibility requirements for each Product governed by this Logistics Appendix.

         If NGST cannot replenish the Products in accordance with the agreed replenishment times (Schedule 1) then NGST shall as soon as NGST becomes aware of the delay inform Endwave about:

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      27.

         (a) Identification of which kind and what quantities of the Products will be delayed;

         (b)      The anticipated duration of delay for each kind and quantity;

         (c)      The cause(s) of the delay;

         (d) The actions that NGST is taking and will take to remedy or shorten the delay; and

         (e) A proposal, subject to mutual agreement, of a new replenishment date for each kind and quantity of the delayed Products.

         In order to avoid any further replenishment delay, NGST shall use commercially reasonable efforts (such as, but not limited to, expedited freight), at the cost of NGST, to minimize the possible delay.

         If the consignment stock is reduced below the minimum level, due to a non-forecasted event, the replenishment time to get back to the minimum level will be mutually agreed to.

         NGST is not responsible for delays due to shipping after calling for a pick-up or delivery.

5.       PASSING OF TITLE

         Title to the Products shall pass to Endwave upon the consumption from the consignment stock.

6.       TERMS OF PAYMENT

         Payments shall be made in accordance with Article 5 of the Agreement.

7.       INVOICING

         7.1      SELF-BILLING

         Endwave will provide NGST with billing details and summaries of all self invoicing upon removal of the inventory for [*] from the [*], or [*] in [*] in [*] of [*] from [*] of [*]

         A.       Self-Billing detail upon removal from inventory

         B.       Self-Billing cumulative summary upon removal from inventory

                  1.       Data fields for the above reports

                           a)       Packing Slip control #

                           b)       Date shipped

                           c)       Airborne Express #

                           d)       Lot No

                           e)       Wafer #

                           f)       Circuit name

                           g)       Customer Part #

                           h)       PO #

                           i)       Notes

                           j)       Endwave Receipt Date

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      28.

                           k)       Inventory Pull Date

                           l)       Invoice Date

                           m)       Price

                           n)       [*]

         PRODUCT CONSUMPTION REPORT

         Endwave will submit a written report of all Products consumed from stock to NGST, on an accounting schedule which conforms to Article 5 of the Agreement (i.e., A Period or B Period), and Endwave will work with NGST in providing periodic billing reports as required. The report will include consumed Product(s)' identification and agreed-upon contract price. Products are considered to be consumed upon the earlier of 1) when they are physically moved from consignment stock to Endwave's use;
         2) removed from Endwave's Inventory Report; or 3) [*] by [*] than [*] from [*] of [*] from [*].

         The self-billing report shall include the following information:

         -        Material consumption time (dd.mm.yy - dd.mm.yy)

         -        NGST's contact information

         -        Description of goods:

         -        Endwave part number & description

         -        NGST part number

         -        Quantity used

         - Value defined in the agreement with Endwave and NGST at the time of consumption.

         -        Received quantity

         -        Invoiced quantity

         -        Total value

         -        Total amount to be paid

         -        Wafer number

         Self-billing requires agreement and capabilities from Endwave and NGST.

8.       FINAL PROVISIONS

Any modifications or amendments to the text of this Logistics Appendix must be made in writing and signed by authorised representatives of both Parties. However, the Parties acknowledge that Schedule 1 attached hereto is intended to be revised periodically and to the

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      29.

extent that such revisions do not conflict with the terms of the Agreement or this Logistics Appendix, updated versions of Schedule 1 may be issued upon the signatures of authorised representatives of both Parties and without requiring a formal amendment to the Agreement.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      30.

                                  ATTACHMENT G

                       TIME AND MATERIAL (T&M) LABOR RATES

                                CALENDAR YEAR [*]

ACCT                               [*]
CODE       LABOR CATEGORY     HOURLY RATES
----      -----------------   ------------
[*]       Eng B                    [*]
[*]       Eng C                    [*]
[*]       Eng D                    [*]
[*]       Eng E                    [*]
[*]       Administrator            [*]
[*]       Clr/Administrator        [*]
[*]       Technician               [*]
[*]       Elec Assy                [*]
[*]       Planning                 [*]
[*]       Assembly                 [*]
[*]       Fabricate                [*]
[*]       Inspection               [*]
[*]       Eng Engr                 [*]

Note: 1) The above rates exclude material costs.

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      31.

                               [*] (TO [*] OF [*])
                                       [*]

A In the [*] of [*] or [*] of or [*] to this [*] or the [*] or [*] (the [*]), the [*] their [*] to [*] the [*]. To this [*], they [*] and [*]
         with [*], in [*] and [*] of their [*], to [*] a [*] and [*] to [*]. If they [*] such [*] a [*] of [*], then, [*] as [*] in [*] of this [*], the [*] be [*] by [*] by and in [*] with the [*] of [*] (the [*]) for [*], as such [*] on the [*] of the [*].

B.       [*]: (a) The [*] be [*] of [*] to be [*] by [*] and the [*] to be [*]
         by the[*]. In the [*] of [*] of the [*] to [*] on the [*] within[*], the [*] be [*] by the [*]: the [*] the [*] to [*] it [*] for a [*], and to [*] the [*] of the [*] together with [*] to the [*]. Each of the [*] be [*] who can [*] the [*] set out in [*] of [*], will [*] to the [*] by this [*] of [*], and will [*] the [*] if [*]. Each of the [*] then have the [*] of [*] for [*], of [*], and of [*] the [*] of the [*]. The [*] then [*] the [*] as the [*]. Each of the [*] on the [*] be [*] of the [*] and [*] in [*] be [*] in [*], and [*] have [*] at [*].

                  (b) The [*] take [*] in [*] and the [*] to be [*], to the [*] in this [*] or [*] by the [*], are the [*]. The [*] will [*] and [*] the [*] in [*] with its [*] and [*] to that [*] of[*]. The [*] are [*] to [*] or [*] this[*].

                  (c) The [*] be [*] on the [*] to [*], and [*] with the [*] of [*] of [*] and [*] thereto. [*] to a [*] or other [*] to [*] for [*] of the[*].

                  (d)      The [*] be [*] in[*]. The [*] in the[*].

                  (e)      [*] the [*] may be [*] in [*], or [*] may be [*] to
         such [*] for a [*] of the [*] or an [*] of [*], as the [*].

                  (f) The [*] that the [*] of any [*] be [*], to the [*] that [*] of it [*] be [*] in [*] or [*] the [*] of the [*] to [*] by the [*] for [*]. The [*] of the [*] be [*] and [*] to [*] and [*] of the [*] and to [*] of [*] to [*] of [*] as [*] as is [*] but in [*] in [*].

                  (g)      [*] of [*], it is [*] that [*] be [*] have [*] or [*]
         with a [*].

                  (h) Pursuant to [*] of [*] and [*], the [*] and [*] such [*] into [*] the [*] of the [*] and the [*] of [*] and [*]. The [*] take [*] by the [*] only: [*] for [*] of [*] not to [*], and [*] of [*] than [*] and any [*] that the [*] to[*]. The [*] may [*] to [*] the [*] of [*] and [*] in the [*]. The [*] to the [*] and [*] of all [*], and [*]. The [*] the [*] as to [*] the [*].

                  (i) The [*] of the [*] be by [*] and [*] be [*] on the [*] of the [*] of[*].

                  (j) The [*] of [*], including [*] by [*] or [*] of the [*] in [*] as the[*].

                  (k) The [*] have the [*] to [*] this [*] and [*] the [*] of its[*].

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  (l) [*] as [*] in [*] of this [*], the [*] of the [*] the [*] and [*] any [*] or [*] to the [*] and [*] be [*] and [*] of any [*]
         or [*]. Any [*] or [*] to [*] the [*], to the [*] by [*] the [*] such [*].

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
    OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       33